7. Restricted Cash	12 Months Ended
Dec. 31, 2018
Restricted Cash and Investments [Abstract]
Restricted Cash
7.	Restricted Cash

At December 31, 2018 and 2017, the Group had restricted bank deposits of $458 and $36, respectively. The balance as of December 31, 2018 mainly represented the restricted bank deposits in the bank account established for the solely purpose of paying the obligations and making other payments related to the project assets development in Hawaii of SPI Solar Inc., a subsidiary of the Group. The balance as of December 31, 2017 represented the restricted bank deposit in certain account used as a rental deposit in Australia, which cannot be withdrawn or used without the approval of lessor.